UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2011
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

727 North Bank Lane
Lake Forest, Illinois
(Address of principal	60045
executive offices)	(Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signature
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     On August 2, 2011, Wintrust Financial Corporation (the “Company”) issued a press release announcing that it planned to present certain information regarding the Company at the Raymond James and Associates Bank Conference to be held in Chicago, Illinois on August 10, 2011.
     Pursuant to Regulation FD, the Company is hereby furnishing the press release as Exhibit 99.1 and the Company’s presentation as Exhibit 99.2, each of which is incorporated by reference into this Item 7.01. This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibits
99.1	Press Release dated August 2, 2011

99.2	Presentation

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Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: August 10, 2011

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INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated August 2, 2011

99.2	Presentation

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